Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of January 27, 2010, by and between Chesapeake Lodging Trust, a Maryland real estate investment trust (the “Trust”), and BAMCO, Inc., on behalf of its investment advisory clients, the Baron Small Cap Fund and the Baron Real Estate Fund (each, a “Holder” and collectively, the “Holders”).

RECITALS

WHEREAS, the Holders have agreed to purchase directly from the Trust in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), common shares of beneficial interest, par value $.01 per share, of the Trust (“Common Shares”); and

WHEREAS, the Trust has agreed to register for resale by the Holders such Common Shares on the terms set forth herein;

NOW THEREFORE, the parties hereby agree as follows:

1. Definitions.

As used in this Agreement, the following terms not otherwise defined herein shall have the following meanings:

Commission: The United States Securities and Exchange Commission.

Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.

FINRA: Financial Industry Regulatory Authority.

IPO: The underwritten initial public offering of the Trust’s Common Shares.

Proceeding: An action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or, to the knowledge of the person subject thereto, threatened.

Prospectus: The prospectus included in any Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

Register, Registered, Registration: Such terms shall refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such Registration Statement.

Registrable Shares: Each of the Common Shares to be acquired by the Holder directly from the Trust in a transaction exempt from the registration requirements of the Securities Act, until (i) the date on which it has been registered effectively pursuant to the Securities Act and disposed of in accordance with any Registration Statement relating to it, (ii) the date on which either it is distributed to the public pursuant to Rule 144 (or any similar provisions then in effect) or is saleable pursuant to Rule 144 promulgated by the Commission pursuant to the Securities Act without limitation as to volume or manner of sale, or (iii) the date on which it is saleable, without restriction, pursuant to an available exemption from registration under the Securities Act, or (iv) the date on which it is sold to the Trust.

Registration Expenses: Any and all expenses incident to performance of or compliance with this Agreement, including without limitation: (i) all Commission, stock exchange, FINRA registration, listing and filing fees, (ii) all fees and expenses incurred in connection with compliance with federal or state securities or blue sky laws (including any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a Blue Sky Memorandum and compliance with the rules of FINRA), (iii) all expenses of printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing of any of the Registrable Shares on any securities exchange or The Nasdaq Stock Market, (v) the fees and disbursements of counsel for the Trust and of the independent public accountants (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to such performance) of the Trust and (vi) any fees and disbursements customarily paid by issuers or sellers of securities (including the fees and expenses of any experts retained by the Trust in connection with any Registration Statement), provided, however, that Registration Expenses shall exclude brokers’ commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a Holder and the fees and expenses of any counsel to any Holder.

Rule 144: Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

Rule 424: Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

2. Registration Rights.

2.1 Long-Form Registration.

2.1.1 Subject to the terms of this Agreement, at any time at least one hundred eighty (180) days following the closing of the IPO, the Holder may request registration under the Securities Act on Form S-11 or any similar long-form Registration Statement for the offering of all or part of its Registrable Shares; provided, that with respect to any requests under this Section 2.1.1, the anticipated aggregate offering amount of the Registrable Shares covered by such Registration Statement shall exceed $15,000,000 (net of underwriting discounts and commissions).

2.1.2 Within ten (10) days after receipt of any written request pursuant to Section 2.1.1, the Trust will give written notice of such request to all other holders of Registrable Shares and will use reasonable best efforts to include in such registration all Registrable Shares with respect to which the Trust has received written requests for inclusion within thirty (30) days after delivery of the Trust’s notice, and, thereupon the Trust will use its reasonable best efforts to effect, at the earliest possible date, the registration under the Securities Act. All registrations requested pursuant to Section 2.1.1 are referred to herein as “Long-Form Demand Registrations.”

2.1.3 Notwithstanding the foregoing provisions of this Section 2.1, (a) the Trust shall not be obligated to effect a Long-Form Demand Registration at any time when the Trust is eligible at the time of the request to file a Registration Statement on an appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor thereof, (b) the Trust shall not be obligated to effect more than one (1) Long-Form Demand Registration for all Holders in the aggregate, and (c) no Holder may make a Long-Form Demand Registration if such Holder has been offered the opportunity (whether or not accepted) to exercise Piggy-back Registration Rights pursuant to Section 2.6 hereof within the six months prior to the purported date of the making of such a request for a Long-Form Demand Registration.

2.2 Short-Form Registration.

2.2.1 In addition to the Long-Form Demand Registration provided pursuant to Section 2.1 above, commencing on the date on which the Trust becomes eligible to register securities issued by it on Form S-3 or another appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor thereof (“Short-Form Demand Registration” and, together with the Long-Form Demand Registration, “Demand Registrations”), the Holder will be entitled to request registration under the Securities Act of all or part of its Registrable Shares; provided, that with respect to any requests under this Section 2.2.1, the anticipated aggregate offering amount of the Registrable Shares covered by such Short-Form Demand Registration shall exceed $10,000,000 (net of underwriting discounts and commissions).

2.2.2 Within ten (10) days after receipt of any request pursuant to Section 2.2.1, the Trust will give written notice of such request to all other holders of Registrable Shares and will use reasonable best efforts to include in such registration all Registrable Shares with respect to which the Trust has received written requests for inclusion within ten (10) days after delivery of the Trust’s notice. Demand Registrations will be Short-Form Demand Registrations whenever the Trust is permitted to use any applicable short form. If for marketing or other reasons, any underwriters with respect to any Short-Form Demand Registration request the inclusion in the Registration Statement of information that is not required under the Securities Act to be included in a Registration Statement on the applicable form for the Short-Form Demand Registration, the Trust will provide such information as may be reasonably requested for inclusion by such underwriters in the applicable Registration Statement. The Trust shall not be obligated to effect more than one Short-Form Demand Registration for all Holders in the aggregate.

2.3 Additional Securities. The Trust may include in the Registration Statement relating to any such Demand Registrations (the “Resale Registration Statement”) additional securities of the class of Registrable Shares to be registered thereunder, including securities to be sold for the Trust’s own account or the account of Persons who are not Holders of Registrable Shares under this Agreement.

2.4 Underwritten Offering; Reduction of Offering. Holders of Registrable Shares shall have the right to request that a Demand Registration be effected as an underwritten offering at any time, subject to this Section 2.4. All Holders proposing to participate in such underwriting shall (a) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting by holders of a majority-in-interest of the Registrable Shares included in such offering, which underwriter(s) shall be reasonably acceptable to the Trust; provided that with respect to such underwriting agreement or any other documents reasonably required under such agreement, (i) no Holder shall be required to make any representation or warranty with respect to or on behalf of the Trust or any other shareholder and (ii) the liability of any Holder shall be limited as provided herein, and (b) complete and execute all questionnaires, powers-of-attorney, indemnities, opinions and other documents required under the terms of such underwriting agreement. Notwithstanding the foregoing, in no event shall the Trust be obligated to effect more than one underwritten offering hereunder in any single six-month period. If the managing underwriter(s) for an underwritten offering advise(s) the Trust and the Holders in writing that the dollar amount or number of Registrable Shares which the Holders desire to sell, taken together with all other Common Shares or other securities which the Trust desires to sell and the Common Shares or other securities, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other shareholders of the Trust who desire to sell or otherwise, exceeds the maximum dollar amount or maximum number of securities that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Threshold”), then the Trust shall include in such registration: (w) first, the Registrable Shares (pro rata in accordance with the number of Registrable Shares which such Holders have requested be included in such underwritten offering, regardless of the number of Registrable Shares or other securities held by each such Person (such proportion is referred to herein as “Pro Rata Adjusted”)) that can be sold without exceeding the Maximum Threshold; (x) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (w), the Common Shares or other securities that the Trust desires to sell that can be sold without exceeding the Maximum Threshold; (y) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (w) and (x), the Common Shares or other securities for the account of other Persons that the Trust is obligated to register pursuant to written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Threshold;

and (z) fourth, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (w), (x) and (y), the Common Shares that other shareholders desire to sell that can be sold without exceeding the Maximum Threshold to the extent that the Trust, in its sole discretion, wishes to permit such sales pursuant to this clause (z).

A request for an underwritten offering may be withdrawn prior to the consummation thereof, and, in such event, such withdrawal shall not be treated as a request for an underwritten offering which shall have been effected pursuant to the immediately preceding paragraph. In no event will a Demand Registration count as a Demand Registration unless at least fifty percent (50%) of all Registrable Shares requested to be registered in such Demand Registration by the Holders initiating such Demand Registration are, in fact, registered in such registration.

2.5 Inclusion in Resale Registration Statement. The Trust shall give written notice to all Holders at least 10 Business Days prior to the anticipated filing date of the Resale Registration Statement, which notice shall include a questionnaire seeking information from the Holders deemed necessary or advisable by the Trust or its counsel in order to file the Resale Registration Statement. At the time the Resale Registration Statement is declared effective (or becomes effective, if the Resale Registration Statement is an automatic shelf registration statement), each Holder that has delivered to the Trust a duly completed and executed questionnaire on or prior to the date which is ten Business Days prior to such time of effectiveness shall be named as a selling shareholder in the Resale Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Shares in accordance with applicable law. Subject to the terms and conditions hereof, after effectiveness of the Resale Registration Statement, the Trust shall file a supplement to such Prospectus or amendment to the Resale Registration Statement upon request of any Holder as necessary to name as selling shareholders therein any Holders that provide to the Trust duly completed and executed questionnaires and shall use reasonable best efforts to cause any post-effective amendment to such Resale Shelf Registration Statement filed for such purpose to be declared effective (if it is not an automatic shelf registration statement) by the Commission as promptly as reasonably practicable after the filing thereof.

2.6 Piggy-Back Registration.

2.6.1 Piggy-Back Rights. At any time at least one hundred eighty (180) days following the closing of the IPO and prior to the time the Trust becomes eligible to register securities issued by it on Form S-3 as contemplated by Section 2.2.1 hereof, if the Trust proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities by the Trust for its own account or for shareholders of the Trust for their account and the registration form to be used may be used for any registration of Registrable Shares, then the Trust shall (a) give written notice of such proposed filing and offering to the Holders of Registrable Shares as soon as practicable but in no event less than ten (10) Business Days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter(s), if any, of the offering, and (b) offer to the Holders of Registrable Shares in such notice the opportunity to register the sale of such number of Registrable Shares as such Holders may request in writing within five Business Days following receipt of such notice (a “Piggy-Back Registration”). If at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Trust shall determine for any reason not to register or to delay registration of such securities, the Trust may, at its election, give written notice of such determination to each Holder of Registrable Shares and, (x) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Shares in connection with such registration, and (y) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Shares for the same period as the delay in registering such other securities. The Trust shall cause such Registrable Shares to be included in such registration and shall use its reasonable best efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit the Registrable Shares requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Trust and to permit the sale or other disposition of such Registrable Shares in accordance with the intended method(s) of distribution thereof. All Holders of Registrable Shares proposing to distribute their securities through a Piggy-Back Registration that involves an underwriter(s) shall enter into an underwriting agreement in reasonable and customary form with the underwriter(s) selected for such Piggy-Back Registration; provided that with respect to such underwriting agreement or any other documents reasonably required under such agreement, (i) no Holder shall be required to make any representation or warranty with respect to or on behalf of the Company or any other stockholder of the Company and (ii) the liability of any Holder shall be limited as provided in Section 6.2 hereof and (ii) complete and execute all questionnaires, powers-of-attorney, indemnities, opinions and other documents reasonably required under the terms of such underwriting agreement.

2.6.2 Reduction of Offering. If the managing underwriter(s) for a Piggy-Back Registration that is to be an underwritten offering advises the Trust and the Holders of Registrable Shares that in their opinion the dollar amount or number of Common Shares or other securities which the Trust desires to sell, taken together with Common Shares or other securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with third parties, the Registrable Shares as to which registration has been requested under this Section 3, and the Common Shares or other securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other shareholders of the Trust, exceeds the Maximum Threshold, then the Trust shall include in any such registration:

(a) If the registration is undertaken for the Trust’s account: (i) first, the Common Shares or other securities that the Trust desires to sell that can be sold without exceeding the Maximum Threshold; and (ii) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (i), the Registrable Shares and the Common Shares or other securities proposed to be sold for the account of other Persons that the Trust is obligated to register pursuant to written contractual piggy-back registration rights with such Persons and that can be sold without exceeding the Maximum Threshold (pro rata in accordance with the number of Registrable Shares and Common Shares or other securities which such Holders and other Persons have requested be included in such underwritten offering, regardless of the number of Registrable Shares and Common Shares or other securities held by each such Holder or other Person); and

(b) If the registration is a “demand” registration undertaken at the demand of one or more Persons other than the Trust and any Holder, (i) first, the Common Shares or other securities for the account of such demanding Persons that can be sold without exceeding the Maximum Threshold; (ii) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (i), the Common Shares or other securities that the Trust desires to sell that can be sold without exceeding the Maximum Threshold; and (iii) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i) and (ii), the Registrable Shares and the Common Shares or other securities proposed to be sold for the account of other Persons that the Trust is obligated to register pursuant to written contractual piggy-back registration rights with such Persons and that can be sold without exceeding the Maximum Threshold (pro rata in accordance with the number of Registrable Shares and Common Shares or other securities which such Holders and other Persons have requested be included in such underwritten offering, regardless of the number of Registrable Shares and Common Shares or other securities held by each such Holder or other Person).

2.6.3 Withdrawal. Any Holder of Registrable Shares may elect to withdraw such Holder’s request for inclusion of Registrable Shares in any Piggy-Back Registration by giving written notice to the Trust of such request to withdraw prior to the effectiveness of the Registration Statement or filing of a Prospectus naming such Holder as a selling shareholder, as applicable. The Trust (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of the Registration Statement without thereby incurring any liability to the Holders of Registrable Shares.

3. Registration Procedures. In connection with the Trust’s obligations with respect to any Registration Statement pursuant to this Agreement, the Trust shall:

(a) prepare and file with the Commission, as specified in this Agreement, a Registration Statement that complies as to form in all material respects with the requirements of the Commission;

(b) prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period, cause each such Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act;

(c) furnish to each Holder of Registrable Shares, without charge, as many copies of each Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares pursuant to such Registration Statement; the Trust consents to the use in compliance with applicable law of any such Prospectus by the Holder of Registrable Shares, if any, in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;

(d) use commercially reasonable efforts to register or qualify, or obtain exemption for registration or qualification for, all Registrable Shares by the time such Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Registrable Shares covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder; provided, however, that the Trust shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction; provided, further, that if the Trust fails to list the Registrable Shares on a national stock exchange or qualify for quotation on an automatic quotation system at or prior to the time such Registration Statement is declared effective by the Commission because it fails to meet requirements for such listing or quotation regarding the number of holders of its Common Shares, the obligation in this Section 3(d) shall not require the Trust to register or qualify the Registrable Shares in any jurisdiction where the Trust reasonably concludes, based upon the advice of securities counsel, that such registration or qualification would require unreasonable effort (including, without limitation, amendments to the Trust’s articles of amendment and restatement of declaration of trust or bylaws) or expense;

(e) notify each Holder of Registrable Shares promptly and, if requested by a Holder, confirm such advice in writing (i) when the Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, and (iii) of the happening of any event during the period the Registration Statement is effective as a result of which such Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iv) upon the occurrence of any such event, use commercially reasonable efforts to prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(f) use commercially reasonable efforts to avoid the issuance of, or if issued to obtain the withdrawal of, any enjoining order suspending the use or effectiveness of such Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, at the earliest possible moment;

(g) use commercially reasonable efforts to list all Registrable Shares on each securities exchange or quotation system on which the Common Shares are then listed; and

(h) pay, or cause to be paid, the Registration Expenses.

4. Covenants of Holders.

(a) Each Holder agrees to furnish to the Trust such information regarding such Holder, the securities of the Trust held by such Holder and the proposed method of distribution by such Holder of the Registrable Shares owned by such Holder as the Trust may from time to time reasonably request in writing or as shall be required to effect the registration of such Holder’s resale of Registrable Shares. Each Holder further agrees to furnish promptly to the Trust in writing all information required from time to time to make the information previously furnished by such Holder not misleading.

(b) Each Holder agrees that, upon receipt of any notice from the Trust of the happening of any event of the kind described in Section 3(e)(iii) hereof, such Holder will immediately discontinue disposition of Registrable Shares pursuant to any Registration Statement until such Holder’s receipt of copies of the supplemented or amended Prospectus. If so directed by the Trust, each Holder will deliver to the Trust all copies of the Prospectus covering such Registrable Shares in the Holder’s possession at the time of receipt of such notice.

5. Black-Out Period.

(a) Following the effectiveness of any Registration Statement, the Trust may direct the Holders to suspend sales of the Registrable Shares for such times as the Trust deems necessary or advisable, including for up to 60 days in any 12-month period in the case of pending negotiations relating to, or consummation of, a transaction or the occurrence of an event (i) that would require additional disclosure of material information by the Trust in such Registration Statement, (ii) as to which the Trust has a bona fide business purpose for preserving confidentiality, or (iii) that renders the Trust unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause such Registration Statement to become effective or to promptly amend or supplement such Registration Statement on a post-effective basis, as applicable.

(b) In the case of an event that causes the Trust to suspend the effectiveness of any Registration Statement (a “Suspension Event”), the Trust may give notice (a “Suspension Notice”) to the Holders to suspend sales of the Registrable Shares so that the Trust may correct or update such Registration Statement; provided, however, that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. The Holders shall not effect any sales of the Registrable Shares pursuant to such Registration Statement at any time after it has received a Suspension Notice from the Trust and, if so directed by the Trust, will deliver to the Trust all copies of the Prospectus covering the Registrable Shares held by them at the time of receipt of the Suspension Notice. The Holders may re-commence effecting sales of the Registrable Shares pursuant to such Registration Statement following further notice to such effect (an “End of Suspension Notice”) from the Trust, which End of Suspension Notice shall be given by the Trust promptly following the conclusion of any Suspension Event.

6. Indemnification and Contribution

(a) Indemnification by the Trust. The Trust agrees to indemnify and hold harmless (i) each Holder, (ii) each person, if any, who controls (within the meaning of the Securities Act or the Exchange Act) a Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a “Controlling Person”), and (iii) the respective officers, directors, partners, employees, representatives and agents of each Holder or any Controlling Person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an “Indemnified Party”), as follows:

(i) from and against any and all loss, claim, liability, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) including all documents incorporated therein by reference, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, if such settlement is effected with the written consent of the Trust (which consent shall not be unreasonably withheld);

(iii) from and against any and all expenses whatsoever (including reasonable fees and disbursements of counsel), as incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above; and

(iv) provided that such indemnity pursuant to this Section 6(a) shall not (A) inure to the benefit of the Holder (or any Controlling Person thereof) to the extent that any such loss, claim, liability, damage or expense arises out of such Holder’s failure to send or give a copy of the final Prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Shares to such person if such statement or omission was corrected in such final Prospectus and copies of such final Prospectus were timely delivered to the Holder or (B) apply to the Holder with respect to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished to the Trust by such Holder expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

(b) Indemnification by Holders. Each Holder severally agrees to indemnify and hold harmless the Trust, each of its trustees and officers (including each officer of the Trust who signed any Registration Statement), each Controlling Person of the Trust, and any other Holder selling securities under such Registration Statement or any of such other Holder’s partners, directors, officers or Controlling Persons, against any and all loss, liability, claim, damage and expenses described in the indemnity contained in Section 6(a) hereof (provided, however, that any settlement described in Section 6(a)(ii) hereof is effected with the written consent of such Holder, which consent shall not be unreasonably withheld), as incurred, but only with respect to such untrue statement or omission, or alleged untrue statements or omissions, made in such Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished to the Trust by the Holder expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto).

(c) Conduct of Indemnification Proceedings. Each Indemnified Party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability that it may have under this indemnity agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party’s own expense with counsel chosen by the indemnifying party and approved by the Indemnified Party or parties in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that if such Indemnified Party or parties reasonably determines that a conflict of interest exists where it is advisable for such Indemnified Party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the Indemnified Party or parties shall be entitled to one separate counsel at the indemnifying party’s expense. If an indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, such indemnifying party’s counsel shall be entitled to conduct such indemnifying party’s defense, and counsel for the Indemnified

Party or parties shall be entitled to conduct the defense of such Indemnified Party or parties, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the Indemnified Party or Parties. In such event, however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party. No indemnifying party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into a settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses for counsel for the Indemnified Parties incurred thereafter in connection with such action or proceeding.

(d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 6 is for any reason held to be unenforceable, unavailable or insufficient although applicable in accordance with its terms, the Trust and Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Trust and the Holder in such proportion that the percentage of the Holder’s total contribution under this Section 8(d) shall correspond to the percentage that the public offering price of the Holder’s Registrable Shares offered by and sold under such Registration Statement bears to the public offering price of all securities offered by and sold under such Registration Statement. Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(d), each Controlling Person of a Holder, if any, shall have the same rights to contribution as such Holder, and each trustee of the Trust, each officer of the Trust who signed such Registration Statement and each Controlling Person of the Trust, if any, shall have the same rights to contribution as the Trust. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise.

(e) Survival. The obligations of the Trust and the Holders under this Section 6 shall survive the completion of any offering of Registrable Shares pursuant to any Registration Statement.

7. Market Stand-Off Agreement. Each Holder that is the beneficial owner of 5% or more of the then outstanding Common Shares hereby agrees that it shall not, to the extent requested by the Trust or an underwriter of securities of the Trust, directly or indirectly sell, offer to sell

(including without limitation any short sale), grant any option or otherwise transfer or dispose of any Common Shares (other than to donees or partners of the Holder who agree to be similarly bound) within seven (7) days prior to and for up to sixty (60) days following the date of an underwriting agreement with respect to an underwritten public offering of the Trust’s securities (the “Stand-Off Period”); provided, however, that:

(a) with respect to the Stand-Off Period, such agreement shall not be applicable to Common Shares to be sold on the Holder’s behalf to the public in an underwritten offering pursuant to such registration statement;

(b) all executive officers of the Trust then holding Common Shares shall enter into similar agreements;

(c) the Trust shall use commercially reasonable efforts to obtain similar agreements from each 5% or greater shareholder of the Trust; and

(d) the Holders shall be allowed any concession or proportionate release allowed to any (i) officer, (ii) trustee or (iii) other 5% or greater shareholder that entered into similar agreements.

In order to enforce the foregoing covenant, the Trust shall have the right to place restrictive legends on the certificates representing the Common Shares subject to this Section 7 and to impose stop transfer instructions with respect to the Registrable Shares and such other Common Shares of each Holder (and the Common Shares or securities of every other person subject to the foregoing restriction) until the end of such period.

8. Termination of the Trust’s Obligations. The Trust shall have no obligations pursuant to this Agreement with respect to any Registrable Shares proposed to be sold by a Holder in a registration pursuant to this Agreement if, in the opinion of counsel to the Trust, all such Registrable Shares proposed to be sold by a Holder may be sold in a three-month period without registration under the Securities Act pursuant to Rule 144.

9. Miscellaneous

(a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, except in a written instrument executed by the Trust and the Holders of a majority of the then outstanding Registrable Shares. No waiver of rights or consent to departure from the provisions of this Agreement shall be effective unless set forth in a written instrument signed by the party to be charged therewith; provided, however, that a waiver of rights or consent to departure from the terms hereof on behalf of the Holders shall be effective if signed by the Holders of a majority of the then outstanding Registrable Shares.

(b) Notices. All notices and other communications provided for herein shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex or telecopy;

(i) if to the Trust, to Chesapeake Lodging Trust, 710 Route 46, Suite 206, Fairfield, NJ 07004, Attention: CFO, Facsimile (201) 599-0527, or such other address as the Trust may provide the Holders in writing; and

(ii) if to any other person who is then the Holder of any Registrable Shares, to the address of such Holder as it appears on Schedule A hereto, or such other address as such Holder may provide the Trust in writing.

Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given (v) when delivered by hand, if personally delivered, (w) one Business Day after being timely delivered to a next-day air courier, (x) five Business Days after being deposited in the mail, postage prepaid, if mailed, (y) when answered back, if telexed, or (z) when receipt is acknowledged by the recipient’s telecopier machine or otherwise, if telecopied.

(c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Trust may assign its rights or obligations hereunder to any successor to the Trust’s business or with the prior written consent of Holders of a majority of the then outstanding Registrable Shares. Notwithstanding the foregoing, no assignee of the Trust shall have any of the rights granted under this Agreement until such assignee shall acknowledge its rights and obligations hereunder by a signed written agreement pursuant to which such assignee accepts such rights and obligations.

(d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Agreement.

(e) Governing Law; Waiver of Jury Trial. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the internal laws of the State of New York. The parties hereby agree that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive. The parties hereby waive any objection to such exclusive jurisdiction and agree not to plead or claim that such courts represent an inconvenient forum. EACH PARTY HERETO HEREBY WAIVES, RELEASES AND RELINQUISHES AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTIONS ARISING DIRECTLY OR INDIRECTLY AS A RESULT OR IN CONSEQUENCE OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATIONS, ANY CLAIM OR ACTION TO REMEDY ANY BREACH OR ALLEGED BREACH HEREOF, TO ENFORCE ANY TERM HEREOF, OR IN CONNECTION WITH ANY RIGHT, BENEFIT OR OBLIGATION ACCORDED OR IMPOSED BY THIS AGREEMENT.

(f) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the terms of this Agreement. All references made in this Agreement to “Section” refer to such Section of this Agreement, unless expressly stated otherwise.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

CHESAPEAKE LODGING TRUST

By:	/s/ James L. Francis
Name:	James L. Francis
Title:	President and Chief Executive Officer

BAMCO, INC.

By:	/s/ Patrick M. Patalino
Name:	Patrick M. Patalino
Title:	General Counsel

[Signature Page to Registration Rights Agreement]